UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2026

EQUITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Kansas	001-37624	72-1532188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7701 East Kellogg Drive, Suite 300
Wichita, KS	67207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 316. 612.6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A, Common Stock, par value $0.01 per share	EQBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

Agreement and Plan of Reorganization

On September 2, 2026, Equity Bancshares, Inc. (the “Company”), a Kansas corporation and the parent company of Equity Bank (“Equity Bank”), a Kansas state bank, entered into an Agreement and Plan of Reorganization (the “Agreement”), by and among the Company, a to be formed Iowa corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Lincoln Bancorp (“Lincoln”), an Iowa corporation and the parent company of Lincoln Savings Bank (“LSB”), an Iowa state chartered bank. The Agreement was unanimously approved by the Board of Directors of each of the Company and Lincoln.

Subject to the terms and conditions set forth in the Agreement, Merger Sub will merge with and into Lincoln (the “Merger”), with Lincoln surviving as a wholly owned subsidiary of the Company. As soon as reasonably practicable following the Merger, the Company will cause Lincoln to merge with and into the Company, with the Company surviving (the “Second Step Merger”). Following the Second Step Merger, or at such later time as the Company may determine, LSB will merge with and into Equity Bank, with Equity Bank surviving.

Subject to the terms and conditions set forth in the Agreement, at the effective time of the Merger (the “Effective Time”), each share of Class A common stock, par value $0.01 per share, of Lincoln (“Lincoln Class A Stock”), and Class B common stock, par value $0.01 per share, of Lincoln (“Lincoln Class B Stock” and together with the Lincoln Class A Stock, the “Lincoln Stock”), that is issued and outstanding immediately prior to the Effective Time (other than treasury shares and shares that have exercised appraisal rights) will be converted into the right to receive, at the option of each Lincoln stockholder, one of the following: (i) the Per Share Stock Amount (as defined in the Agreement), (ii) the Per Share Cash Amount (as defined in the Agreement) or (iii) for each share of Lincoln Stock with respect to which no election has been made, the right to receive the Per Share Stock Amount or the Per Share Cash Amount will be determined in accordance with the Agreement. The merger consideration is subject to reduction in the event that (a) Lincoln does not deliver a minimum of $115,552,000 of consolidated capital, surplus and retained earnings accounts less all intangible assets, and adjusted to reflect certain merger costs, income and other specified items described in the Agreement, (b) Lincoln’s merger costs exceed $15,200,000, and (c) certain identified credit costs not being resolved prior to closing. The merger consideration is also subject to increase by $750,000 if specified conditions relating to the wind-down of Lincoln’s LSBX banking-as-a-service platform are satisfied on or before the earlier of ten (10) business days prior to the closing date or December 31, 2026. The Agreement has proration procedures designed to result in the total merger consideration being 77.5% the Company’s Class A common stock and 22.5% cash; provided that the Company may, in its sole discretion, increase the cash component of the merger consideration by proportionately increasing the Total Cash Amount (as defined in the Agreement) and decreasing the Total Stock Amount (as defined in the Agreement) in the event the Total Cash Amount is oversubscribed; provided that such additional cash amount shall not prevent or impede the Merger from qualifying as a reorganization as described in Section 368 of the Internal Revenue Code of 1986, as amended. Therefore, shareholder elections of the Per Share Stock Amount or the Per Share Cash Amount may be adjusted accordingly.

The Lincoln Stock for which the holder thereof properly exercises dissenter rights under Iowa law will not be converted into a right to receive the merger consideration.

The Agreement contains customary representations and warranties from both the Company and Lincoln, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Agreement and the closing of the Merger, Lincoln’s obligation to recommend that its shareholders approve the Agreement and the transactions contemplated thereby, and Lincoln’s non-solicitation obligations relating to alternative acquisition proposals.

Pursuant to the terms of the Agreement, at or promptly following the effective time of the Merger, the Company will add one director, mutually agreed to by the Company and Lincoln, to its board of directors.

Completion of the Merger is subject to certain customary conditions, including, among others, (i) subject to certain exceptions, the accuracy of the representations and warranties of each party, (ii) performance in all material respects by each party of its obligations under the Agreement, (iii) the delivery of required closing documents, (iv) receipt of required regulatory and other third-party consents or approvals, (v) the receipt of releases from the directors of Lincoln and certain specified officers, and (v) the absence of any statute, rule, regulation, order, injunction or other action prohibiting the consummation of the Merger. The Company’s obligation to complete the Merger is also subject to, among other things, (A) Lincoln’s equity, after adjusting for the items specified in the Agreement, being at least $75,000,000 and (B) holders of not more than 5% of the outstanding shares of Lincoln Common Stock having duly exercised their dissenters’ rights.

The Agreement provides certain termination rights for both the Company and Lincoln. The Agreement provides that either the Company or Lincoln may terminate the Agreement if, subject to the terms of the Agreement, (i) mutual written consent is given by both parties, (ii) the conditions to the party’s obligations to close the Merger have not been satisfied or waived by June 30, 2027, (iii) the transactions contemplated by the Agreement are disapproved by any regulatory agency whose approval is required, (iv) there has been any material adverse change with respect to the other party, or (iv) the other party has breached its respective covenants or agreements or any of the representations or warranties set forth in the Agreement. The Agreement also provides that Lincoln may terminate the Agreement, subject to the terms of the Agreement, in the event that both (i) the volume weighted average price per share of the Company’s Class A common stock during the twenty (20) trading day period starting with the opening of trading on the twenty-first trading day prior to the calculation date (as defined in the Agreement) is less than eighty percent (80%) of $48.49 (“Company Closing VWAP”), and (ii) the quotient of (A) the Company Closing VWAP, divided by (B) $48.49 is less than the product of (x) the quotient of (i) the 20-day average closing price of the NASDAQ Bank Index (or, if such index is not available, a similar index that may be agreed upon by the parties hereto) over the twenty (20) trading day period beginning on the twenty-first (21st) day prior to the calculation date and ending on the day prior to the calculation date, divided by (ii) 5,230.23 multiplied by (y) 0.80.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Agreement or such other date as is specified in the Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding the Company or Lincoln, their respective affiliates or their respective businesses. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Lincoln, their respective affiliates or their respective businesses, the Agreement and the Merger as well as the information in the Form 10-K, Forms 10-Q, Forms 8-K and other filings that the Company makes with the Securities and Exchange Commission (the “SEC”).

Voting Agreements. In connection with entering into the Agreement, the Company entered into a Voting Agreement with Lincoln, Brad S. Elliott, as proxy, certain shareholders and all but one member of the Board of Directors of Lincoln (the “Voting Agreement”), who collectively hold the power to vote approximately 15% of the issued and outstanding Lincoln Stock. Pursuant to the Voting Agreement, each such director has agreed, among other things and subject to the terms of the Voting Agreement, to vote the shares of Lincoln Stock of which he or she holds and has the power to vote or direct the voting in favor of the Merger and the other transactions contemplated by the Agreement and against alternative transactions and generally prohibits them from transferring their shares of Lincoln prior to the termination of the Lincoln Voting Agreement.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreements, the form of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Director Support Agreement. In connection with entering into the Agreement, all but one of the directors of Lincoln have entered into a Director Support Agreement with the Company (the “Director Support Agreement”) pursuant to which they agreed to support the transaction and to certain additional restrictive covenants for a period of two years after the date of the Effective Time.

The foregoing description of the Director Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Support Agreements, the form of which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On September 3, 2026, the Company issued a press release announcing the execution of the Agreement. A copy of the release is furnished as Exhibit 99.1 and is incorporated by reference herein. On September 3, 2026, the Company also provided supplemental information regarding the transaction in connection with a presentation to analysts and investors. A copy of the investor presentation is furnished as Exhibit 99.2 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated September 2, 2026, by and among Equity Bancshares, Inc. and Lincoln Bancorp.*

10.1	Form of Voting Agreement, dated September 2, 2026 by and between Equity Bancshares, Inc., Lincoln Bancorp and directors of Lincoln Bancorp

10.2	Form of Director Support Agreement, dated September 2, 2026 by and between Equity Bancshares, Inc. and directors of Lincoln Bancorp

99.1	Press Release, dated September 3, 2026.

99.2	Investor Presentation, dated September 3, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended and are intended to be covered by the safe harbor provisions provided by the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive. In addition, the following factors, among others, related to the transaction between the Company and Lincoln could cause actual outcomes and results to differ materially from forward-looking statements or historical performance: the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where companies do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; Lincoln and the Company’s ability to obtain required governmental approvals of the proposed transaction on the timeline expected, or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company after the closing of the proposed transaction or adversely affect the expected benefits of the proposed transaction; the failure to obtain the necessary approvals by the shareholders of Lincoln; the failure to satisfy other conditions to completion of the proposed merger, or any unexpected delay in closing the proposed transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the transaction; the business, economic and political conditions in the markets in which the parties operate; the risk that the proposed combination could have an adverse effect the parties’ ability to retain customers and retain or hire key personnel and maintain relationships with customers; the risk that the combination may be more difficult, time-consuming or expensive than anticipated; and other factors that may affect future results of the Company.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 6, 2026, as amended, and any updates to those risk factors set forth in the Company’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, the Company cannot assess the impact of each factor on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this Form 8-K are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company’s behalf may issue.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, the Company intends to file with the SEC a registration statement on Form S-4 to register the shares of the Company’s Class A common stock to be issued to the shareholders of Lincoln. The registration statement will include a proxy statement/prospectus, which will be sent to the shareholders of Lincoln seeking their approval of the proposed transaction. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, LINCOLN AND THE PROPOSED TRANSACTION. The documents filed by the Company with the SEC may be obtained free of charge at the Company’s investor relations website at investor.equitybank.com or at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to Equity Bancshares, Inc., Attn: Investor Relations, 7701 East Kellogg Drive, Suite 300, Wichita, Kansas 67207 or by calling (316) 612-6000.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY BANCSHARES, INC.

DATE: September 3, 2026	By:	/s/ Brad S. Elliott
Brad S. Elliott
Chief Executive Officer